Mercury Computer Systems, Inc.

Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. Sixth Annual Investor Conference November 17, 2005 Exhibit 99.1

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation
Reform Act of 1995, including those relating to anticipated fiscal 2006 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue,"
"estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the
Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology, and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, and inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses, and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005. The
Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the
Company provides non-GAAP financial measures adjusted to exclude certain non-cash and other specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures to manage the Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-
GAAP financial results discussed in this presentation is contained in the company’s First Quarter Fiscal 2006 earnings release, which can be found on our website at www.mc.com/mediacenter/pr/.

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Agenda
Q&A
12:10-12:20
Bob Hult, SVP, Finance & Operations, CFO
11:40-12:10
Barry Isenstein, VP, GM, Defense Business
11:10-11:40
Break
11:00-11:10
Mark Skalabrin, VP, GM, Advanced Solutions Business
10:30-11:00
Marcelo Lima, VP, GM, Commercial Imaging & Visualization
10:05-10:30
Dr. Keith J. Dreyer, M.D., Ph.D - MGH, Harvard
9:30-10:05
Jay Bertelli, President, CEO & Chairman
9:10-9:30
Bob Hult, SVP, Finance & Operations, CFO
9:00-9:10

© 2005 Mercury Computer Systems, Inc. Corporate Overview Jay Bertelli, President, CEO & Chairman

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury Growth Story
•
Strong competitive position in attractive and
growing markets
•
Leverage technology investments across multiple
applications in diverse markets
Defense and Commercial
•
Straightforward operating model and financial
structure
•
Strong balance sheet, operating cash flow with
significant financing flexibility
•
Open innovation strategy through partnerships and
acquisitions enhances capability to deliver solutions
across target markets

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury’s Mission
•
To help our customers solve difficult
computing challenges that make a difference
Improving international security
Advancing healthcare
Increasing the world’s oil supply
…And more
•
To use these challenges to drive innovation
Spending approximately 20% of revenues on R&D
Continuing to invest in knowledge of customer
applications
Driving our expertise into new markets and applications
•
To remain committed to open innovation
Enabling standard processors to be utilized in an
increasing number of non-standard applications
Continuing our commitment to open standards
throughout our product line

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Deep
Algorithm
Expertise
System
Architecture Expertise
Acceleration
Expertise
GPU
Cell
Broadband
Engine
FPGA
Applications
Expertise
…by combining extensive technical expertise with deep knowledge of the science behind our customers’ applications…
•
Radar
•
Sonar
•
Signals
intelligence
•
Image & data
exploitation
•
Smart weapons
Life Sciences:
•
Medical imaging
•
Biotechnology
Geosciences:
•
Oil and gas
exploration
•
Engineering and
simulation
Semiconductor
equipment:
•
Mask generation
•
Wafer inspection
High-end baggage
scanning
Telecommunications
Solving Challenging Problems…
…and delivering broad, sustained value
to our customers.
Parallel
Processing
New markets and
opportunities
that can benefit
from Mercury
expertise

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Key Elements of Mercury’s Strategy
•
Committed to driving innovation
Average R&D y/y is approximately 20% of revenues
•
Focused on continually enhancing our expertise to
maintain our leading edge
Internal development
• Cross-pollinating commercial technologies/expertise with defense applications to provide cost-effective solutions
• Extending our offerings from hardware to software to services
External innovation
• IBM partnership/Cell Broadband Engine
™
, strategic alliances with NVIDIA
Corporation, Ziehm Imaging, Massachusetts General Hospital (MGH)
Select acquisitions to complement and strengthen our organic growth
• Echotek, SoHard AG, Momentum Computer, TGS, ARC
•
Dedicated to helping customers solve problems and win
business
Broader offerings - Professional Services
Innovative business arrangements
Cell Broadband Engine is a trademark of Sony Computer Entertainment Inc.

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury, IBM & Cell: A Landmark Agreement
•
The Cell Broadband Engine processor is
5-100x faster than conventional
microprocessors
•
Mercury is the 1
st
non-gaming company
to integrate the Cell Broadband Engine
into its products
High-volume gaming market is transforming the
technology industry
•
Targeting applications in existing and
new markets with optimized Cell
Broadband Engine-based products
Medical imaging, inspection, defense,
geosciences, telecommunications, etc.
•
Mercury is uniquely capable
The Cell Broadband Engine is designed to solve
the same types of problems Mercury has been
solving for many years

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Leveraging our Core Competencies
Image and Signal Processing
J-STARS Aircraft
Sensor Data-Scanned
Wafers
Mobile C-Arm
(Digital X-Ray)
Radar Image Display
Wafer Inspection
3D Image
Reconstruction
Mercury Technology in Action
Visualization Data Acquisition

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Enabling a Growing Number of Applications
J-STARS Aircraft
RADAR
Mobile C-Arm
(Digital X-Ray)
Wafer Inspection
Image Processing
Special-Purpose
Computing & I/O
Visualization &
Rendering
Signal Processing
Wireless Communications
Base Stations
Image Storage
& Retrieval
Data Conversion
Echotek™ Series 3000T and 5000T
Seismic Ray Tracing

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Entering New Markets
•
Telecommunications
•
Seismic exploration and
reservoir modeling
•
Biotechnology
•
Navigation
•
In the future…
Gaming
Digital media
Others

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 13 Goal Sustain a 25% or better long-term revenue growth rate

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 14 VIDEO Harnessing the Power of the Cell Broadband Engine Processor Medical Imaging (webcast audio only )

© 2005 Mercury Computer Systems, Inc. Commercial Imaging and Visualization (CIV) Marcelo Lima, Vice President & General Manager

MERCURY Computer Systems, Inc.
Challenges Drive Innovation

Your Health In the 21st Century
NEW TREATMENTS
For Cancer Alzheimer's, Diabetes & Depression
PLUS PULLOUT POSTER

HOW TO STOP A HEART ATTACK BEFORE IT HAPPENS

The Economist
Oil
How to avoid the next shock

© 2005 Mercury Computer Systems, Inc.

CIV Overview
•
20% of FY05 revenues
50% growth over FY04
•
Delivering Imaging & Computing Solutions to:
Life Sciences (Medical Imaging & Biotech)
Geosciences  (Oil and gas exploration)
Navigation
•
Competitive Differentiation & Leadership
Scalable systems
High-performance 2D & 3D imaging SW
Large Data Sets
•
Growth
Inorganic: Acquisitions of TGS and SoHard
Organic: New product intros and new market
entries
OEM Available Markets US$M
Source: IDC , Frost & Sullivan, MCS data
0
500
1000
1500
2000
2500
2006 2008 2010
Navigation & CAD
Geoscience
Biotech (Microscopy
& Drug Disc.)
Medical Imaging and
PACS

Mercury Computer Systems, Inc.
Challenges Drive Innovation

VisageRT Reconstruction and Visualization

© 2005 Mercury Computer Systems, Inc.

CIV Growth Strategy & Competencies
•
Strategy
Extend and lead in end-to-end OEM solutions
• Data acquisition, reconstruction, computation, visualization, distribution
Innovate
• Scalable systems, large data set computing, 3D visualization, servers
Leverage & integrate
• TGS and SoHard acquisitions
• Research alliances (ZIB, MGH)
• Partnerships (NVIDIA, IBM)
Focus
• Customer success, performance and time to market
•
Core Competencies
Algorithm optimization
Acceleration technologies
Image reconstruction
3D and visualization
Multiprocessing systems
Applications know-how

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

CIV Growth Driver – Data Explosion
•
Improving Sensors
•
More and better images
•
Large data sets
•
Growing need for intensive
computing in processing and
visualization
•
Increased 3D demand
•
MRCY performance
opportunity
Multi-slice CT (32/64) 4Gbytes typical
OIV/VolumeViz Large Data Set Module
100 Gbytes Typical

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Continuous R&D Investments – Innovation
•
Real-Time Image and Signal Processing
Image reconstruction algorithms
General-Purpose GPU (GPGPU) programming
Cell Broadband Engine technology computing platforms
•
Advanced Visualization
High-performance volume data processing
Thin Client/Server visualization technology
Extremely large data management
•
Compute Platforms
Scalable, high density multi-GPU systems and servers
High-density Cell Broadband Engine technology-based
systems
•
New Applications
Electron Beam (EB) microscopy recon & visualization
Molecular dynamics computing & visualization
Visual simulation/terrain visualization
Seismic data processing and analysis

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

Diagnostic medical imaging including molecular imaging
Interventional imaging and image-guided procedures
Biotechnology including drug discovery and molecular dynamics
Picture archive and communication systems (PACS)

PHILIPS
GE
SIEMENS
ziehmimaging
Medtronic
When Life Depends on Medical Technology
BrainLAB
Pfizer
FEI COMPANY™
TOOLS FOR NANOTECH
ZEISS
Ferrania
Imaging Technologies
DynamicImaging
Schlumberger
Landmark
A Halliburton Company
WesternGeco
TOTAL
Paradigm™
THE GEOSCIENCE KNOWLEDGE COMPANY
bp

© 2005 Mercury Computer Systems, Inc. 20 CIV Customers & Targets (not all inclusive) Oil & Gas

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

OEM Customer Needs
Our Products and Solutions are Designed to Optimize
•
Image quality
•
Throughput and workflow
•
Time to market
•
Ease of integration and use
•
Scalability
•
Reliability
•
Our customers’ brand
•
Value

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Acquire Visualize Archive Distribute
Life Sciences Value Delivery
•
Large data set
volume rendering
•
Workstation
•
Clinical packages
Reconstruct
•
Reconstruction
algorithms
•
GPU acceleration
•
Cell Broadband
Engine technology
acceleration
•
SoHard Gantry
Controllers
•
Echotek RF
receivers
•
SoHard
WebPACS
(2D+3D)
•
MCS Thin
Client/Server
•
SoHard
Failsafe
SW
•
Broad end-to-end medical systems OEM solution portfolio
•
All steps from scanner output to end-user applications
•
Image reconstruction, processing, and visualization
•
Embedded components and integrated solutions

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 23 Life Sciences Modality Customer Example X-ray projections Ziehm C-Arm reconstruction and visualization C-arm scanner Acquisition

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

Royal Victoria Infirmary (RVI)
Newcastle General Hospital (NGH)
Freeman Hospital
Mirrored SAN
Walkergate

© 2005 Mercury Computer Systems, Inc. 24 Life Sciences PACS Example Example Installation: Newcastle upon Thyne 1,000 WW sites for our WebPACS through indirect sales

Computer Systems, Inc. MERCURY Challenges Drive Innovation

•Classic WBP Recon (Weighted Back Projection)

•Mercury accelerated SIRT Recon (Simultaneous Iterative Reconstruction Technique)

FEI COMPANY™ TOOLS FOR NANOTECH

Images: courtesy: Christopher J Hunter, Jonathan Chung and Matthias Amrein, University of Calgary, Canada & FEI Company

© 2005 Mercury Computer Systems, Inc.

Life Sciences Biotech Microscopy Example
•
The FEI Company
EB Microscope
• Drug discovery & nanotechnology
Mercury recon and visualization
Minutes vs. hours
• From acquisition to images on the
researcher’s desktop

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Oil & Gas Value Delivery
•
Competitive advantages in computing and visualization
Power/watt/cubic Inch
Extremely large data sets
•
Computing platforms – seismic acquisition and processing
•
Visualization
Seismic QC and interpretation
Horizons, faults, well bores...
Core analysis
Drilling planning
Reservoir models
Data Processing
Interpretation
Structural Modeling
Reservoir modeling, characterization
& simulation
Flow Simulation
Well Placement
Production

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 27 Oil & Gas Customer Example - TOTAL VolumeViz LDM 125GB dataset

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

Demo Setup

→

© 2005 Mercury Computer Systems, Inc.

CIV Summary
•
Dynamic, growing markets
•
Aligned with strong economic trends
•
Solving real problems
•
Delivering product innovation
•
2D + 3D + systems = competitive advantage
•
Focused on quality & time to market
•
Extending customer base
•
Growing business 35%

© 2005 Mercury Computer Systems, Inc. Mark Skalabrin, Vice President & General Manager Advanced Solutions Business Unit (ASBU)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

ASBU Overview
•
20% of FY05 revenues
81% growth over FY04
•
Market Focus
Semiconductor Capital Equipment
Wireless Communications Infrastructure
•
Competitive Differentiation &
Leadership
Solutions that solve the hardest
problems
End-to-end integration of application
expanding technology
Long-term OEM support focus
•
Growth
New applications in semiconductor
equipment
Expanding business in communication
segments
New business emerging in Silicon
Solutions and Data Links
Today 5 years
Telecommunications
Semiconductor
Available Market
$1.5 B
Served
Market
$170 M
*Fiscal 2005 revenues were $48 M
*

Mercury Computer Systems, Inc.
Challenges Drive Innovation

RapidIO
IP

KLA-Tencor

TOSHIBA

MICRONIC

MOTOROLA

ALCATEL

NOKIA
Connecting People

ERICSSON

agere systems

Raytheon

© 2005 Mercury Computer Systems, Inc.

ASBU Customers & Targets (not all inclusive)
Satellite Data Links and Software Radio
Wireless Infrastructure
Base Stations and Radio Network
Controllers
Silicon IP and Component Solutions
Semiconductor Capital Equipment:
Wafer Inspection, Reticle Inspection,
Mask Generation

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

ASBU Growth Strategy & Competencies
•
Strategy
Targeting market segments where we add
significant value
Innovating to create highly differentiated value
Leveraging alliances and partnerships to provide
more of the solution
•
Core Competencies
Solution architecture
Scalable system design
Application acceleration through specialized
processing

© 2005 Mercury Computer Systems, Inc.

Acquire
Detect
Image Correction
& Defect Detection
Semiconductor Equipment Value Proposition
Accelerating customers’ advanced algorithms to market
Analyze
Offline Classification
& Analysis
Sensor Data-
Scanned Wafers
or Reticles
Classify
Requires:
•
Scalable image processing
•
Massive streaming I/O and interconnect
bandwidth
•
Integrated solution

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Semiconductor Equipment Growth Drivers
Consumer demand for faster, lower power, lower-cost electronics
Drives the need for higher-performance chip equipment
Hard problems that are getting harder
More complex algorithms, higher data rates
New applications that require massive compute power
Example:  Reticle design rule verification and direct write lithography
Subject to market cyclicality
Processing needs outpace mainstream
computing as data rates and algorithm
complexity increase
Year 1 Year 2 Year 3
Moore’s
Law
Processing
Requirements
12X
4X

Mercury Computer Systems, Inc. — Challenges Drive Innovation

ImpactRT™

TATL™

SAL

PixL™

PAS™

Supervisor

XR Systems

Dual Cell-Based Blade

SPU
MFC
MMU
PPU
L2
XDR DRAM Interface
EIB
IO Interface
Coherent Interface

© 2005 Mercury Computer Systems, Inc. 35 Mercury Has the Solutions

© 2005 Mercury Computer Systems, Inc.

Communications Market
•
Application Focus
Wireless base stations
Radio Network Controllers (RNCs)
Video gateways
Satellite data links
Software Defined Radio (SDR)
•
In the Labs of Tier 1 OEMs Today
Supporting development of next-
generation solutions
Accelerating customers’ next-generation
network platform deployment

Example: Western Europe ARPU per month
ARPU: Average Revenue per subscriber
EUR
50,00
40,00
30,00
20,00
10,00
0,00
2004
2005
2006
2007
2008
2009
Data & Multi-media Services
„mobile voice“
Data
Multi-media
Mobile voice

© 2005 Mercury Computer Systems, Inc. 37 Wireless Infrastructure Growth Drivers Deployment of data and multimedia services will drive mobile service provider revenue growth

Mercury Computer Systems, Inc.
Challenges Drive Innovation

[redacted]

3G and Beyond
Mobile TV and Video
New Demands on the Network
Data Services
Security Protection

343 sec
125 sec
67.2 sec
12.3 sec
2 G
2.5 G
3 G
3G + HSDPA
60
120
180
240
300
sec
Assumption: Typical data rates - UMTS 384 kilobit/sec, HSDPA 2 Megabit/sec

© 2005 Mercury Computer Systems, Inc.

Wireless Infrastructure Growth Drivers
Data and multimedia applications through “wireless broadband everywhere” will demand new network infrastructure solutions
30X
Bandwidth
Increase

Mercury Computer Systems, Inc.
Challenges Drive Innovation

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$33.0
$150.3
$459.7
$763.6
$1,544.2
$3,007.7
2004
2005
2006
2007
2008
2009

2004-2009 CAGR = 146.57%
Includes estimates for integration and software

AdvancedTCA®

µTCA™

© 2005 Mercury Computer Systems, Inc.

Total Merchant Market, ATCA and MicroTCA, 2004-2009
(US $ in Millions)
Source:  VDC, September 2005
Wireless Infrastructure Growth Drivers
New standard platforms replacing proprietary solutions

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Equipment OEMs are looking outside for innovation
•
OEMs emerging from a brutal downturn with a
fraction of their development staff
•
Strong time-to-market demands for new
solutions
•
Push for platform standardization to reduce
deployment costs
Wireless Infrastructure Growth Drivers

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

Solutions to the New Demands on the Network

Ensemble 2™

RapidIO

μTCA™

AdvancedTCA®

© 2005 Mercury Computer Systems, Inc.

Mercury Investing to Meet the Challenges
•
High-availability system management
middleware
•
Scalable / reliable system interconnect
Improved quality of service
Tightly integrated DSP and specialized
compute nodes
•
System architected to hundreds of
processing nodes
•
Reconfigurable computing cores
Enabling OEMs to quickly deploy signal, packet, and video
data-plane solutions

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

ASBU Summary
•
Delivering superior architected solutions to solve
hard problems
Systems optimized for scalability and reliability
Accelerating customers’ application time to market
•
Leveraging alliances with leading silicon and
software suppliers
Tight integration of leading-edge technology
•
IBM Cell Broadband Engine, TI DSP, etc.
•
Strong value proposition in the semiconductor
equipment market
•
Growing customer base in communications

© 2005 Mercury Computer Systems, Inc. Defense Business Unit (DBU) Barry Isenstein, Vice President & General Manager

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

Erieye
Wedgetail
ASTOR
U-2
JCM
Global Hawk
ABL
JSTARS
Tornado
Rivet Joint
HALO
JSF
Gripen
F/A-22
F-16
FA-18 SHARP
SH-60
P-3
Predator
GCA-PAR-2000
Commandar
ASR-9
TPS-59(V)3
Jindalee
EMPAR
SQS-56
Sampson
AEGIS
NSSN
Gotland SSK

© 2005 Mercury Computer Systems, Inc.

DBU Overview
•
60% of FY05 revenues
18% growth over FY04
•
Market focus
Radar
Signals Intelligence (SIGINT)
Other defense technologies
•
Technology leadership
Strong COTS model
Aboard demanding platforms
in air, on land, under sea
Full life-cycle support
•
Growth
Transformation
• CISR
Smart weapons
Cell Broadband Engine-based
technology
Representative

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

BOEING

Raytheon

argon ST

LOCKHEED MARTIN

NORTHROP GRUMMAN

MITSUBISHI

BAE SYSTEMS

© 2005 Mercury Computer Systems, Inc. 45 Customer Success Enabling our customers to win by providing commercial off-the-shelf technology for new applications

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Growth Drivers
•
DoD transformation/ISR
initiative
Persistent ISR
•
Expansion to lower
echelons, smaller platforms
•
Image & data exploitation
•
Software radio/data links
ISR becoming CISR
Network-centric warfare
•
Smart weapons
COTS initiative
Today 5 Years
Available Market
$3 B
Served
Market
$380 M
*
• Smart
Weapons
• Image & Data
Exploitation
• Data links
*Fiscal 2005 revenues were $148 M
225 Active Defense Programs
35 Design Wins in FY05

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

DBU Strategy
•
Target
High-growth CISR applications
Offer COTS “more of the sensor-based computing
system”
Solutions: HW, SW and services
Leadership in performance and functionality per volume
•
Leverage
Leadership in existing radar and SIGINT platforms
Strong customer relationships
Technological expertise

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Sensor
Defense Value Proposition
•
Sensor streaming
•
Scalable
•
Real time
•
Embedded
Real estate, environmental, cooling constraints
Real-time signal and image processing applications
Acquire Process Transmit
Mathematical
transformations
Visualize
Image Display
Complex signal returns

Mercury Computer Systems, Inc.
Challenges Drive Innovation

momentum™ SERIES

ECHOTEK™ SERIES

© 2005 Mercury Computer Systems, Inc.

DBU Continues to Evolve
Traditional Strength
High Density, High Performance
Multiprocessors
New Form Factors & Capabilities
Conduction-Cooled
Boards
3U Boards
Single Board Computers
Radio Frequency, A/D & D/A
IBM Alliance
Cell Broadband
Engine-Based Products
Software, Silicon & IP
RapidIO IP
Visualization Software
Synthetic
Vision
Professional Services
Integration,
Ruggedization,
Custom Software

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Defense Budget Update
•
FY 2006 Appropriations and Authorization
Conference finalizing budget mid-November
Final budget appropriation likely to be approximately
$450 billion, including war spending
•
FY 2007 President’s Budget being prepared,
will be presented in January
•
Secretary Rumsfeld has team working on
Quadrennial Defense Review (QDR)
Will help shape defense policy and budget over next
four years

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

$B USD

© 2005 Mercury Computer Systems, Inc.

Defense Budget Update
Government Electronics & Information Technology Association (GEIA)
Quotes by John Keller, Aerospace and Military Electronics, 10/28/05
:
“Spending for procurement and RDT&E combined, in constant 2006 dollars, is expected to decline from $162.7 billion in 2006 to $129.8 billion in
2016…represents a drop of $32.9 billion, or 20.22 percent over 10 years -- a decline of roughly 2 percent each year.”
“Electronics and communications spending should decrease from $16.4 billion in 2006 to $14.1 billion in 2016, a decrease of $2.3 billion or 14.02 percent over
10 years -- roughly 1.4 percent each year. These numbers suggest that electronics spending will not be hit as hard overall as the DOD budget as a whole.”
RTD&E, Procurement in FY2006 Dollars
0
50
100
150
200
FY01 FY02 FY03 FY04 FY05
RDT&E
Procurement
Source: Center for Strategic and Budgetary Assessments, April 2005

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

DBU Elements of Stability
•
The importance of CISR
Old threats
New threats
•
The role of COTS
Lower life-cycle costs
Faster time to deployment
•
Technology is driven by non-defense markets
Servers/Desktops
Graphics/Gamers
Telecommunications/Networking
DBU is extremely well-positioned to out-maneuver
competition in a changing environment

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Radar – Leading through Innovation
•
Radar Processing Leadership
Tactical fighters: JSF
Airborne surveillance: MP-RTIP
• Global Hawk
• E10-A
Shipboard missile defense: Aegis
UAV SAR: Predator LYNX
•
Expanding Radar Markets
Upgrades to existing radars
Land-based/mobile radar
Propose new technology
• Passive radars
Cell Broadband Engine for large and
small radars
Aegis (BMD)
JSF (F-35)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

ECHOTEK™ SERIES

© 2005 Mercury Computer Systems, Inc.

Signals Intelligence (SIGINT)
•
Communications Intelligence (COMINT) and Electronic
(ELINT) Intelligence
•
Fastest growing DBU segment
Proliferation of signals
Cross-cueing for other sensors
COTS adoption
•
Comprehensive product offering
RF receivers
Analog-to-digital conversion
ASIC and FPGA-based digital receivers
Programmable digital signal processing
Future integrated product
•
Leveraged investments for defense communications

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury in Smart Weapons
•
Significant missile program wins driven
by COTS benefits
Joint Common Missile (JCM)
Others
•
Software costs outweigh hardware costs
Mercury is cost-effective
•
Frequent technology refreshes
•
Ruggedized COTS modules
•
IP available for licensing
RapidIO switches and endpoints
Software libraries

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 56 Challenges of Modern Warfare Sensor data overwhelming analysts PEO-IEW&S Eddie Bair: “Over 90% of all data falls on the floor”

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury Applications for Modern Warfare
Sensor to Shooter:
Providing real-time sensor-based intelligence to the shooter on the ground
Airborne
Reconnaissance
Image
Exploitation
System

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

DBU Summary
•
DoD investment priorities consistent with DBU
strengths
Transformation agenda driving increasing need for
CISR and processing
•
COTS will grow in importance
•
DBU well-positioned
Significant barriers to entry
Strong investment strategy
• Defense and Commercial
Driving innovations for the next generation

© 2005 Mercury Computer Systems, Inc. Financial Overview Bob Hult, SVP, Finance & Operations, CFO

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury: The Company
•
Well-positioned in attractive and
growing markets
•
Open innovation strategy
•
Commitment to investing in
customer success
•
Solid operating model

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

FY06 projected growth rates
Investment Thesis: Emerging Growth Story
Revenue ($M)
$150
$180
$186
$250
$275-285*
2002A 2003A 2004A 2005A 2006E
*Per Company guidance, Oct. 20, 2005 earnings press release
June Fiscal Year End
DBU
>10%
ASB
~(15)%
CIV
~35%
2005: Record revenues
2006: Projected revenue growth 12%
(at midpoint of guidance range)

© 2005 Mercury Computer Systems, Inc.

Long-Term Sustainable Growth Rate
Revenue ($M)
$275-285*
$186
$250
2004 2005 2006E Future
Objective:
25% + CAGR
*Per Company guidance, Oct. 20, 2005 earnings press release

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

CIV Growth Drivers
•
Improving sensors
•
More and better images
•
Large data sets
•
Growing need for
intensive computing in
processing and
visualization
$1.9 Billion Market Opportunity
in 2010

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

ASBU Growth Drivers
•
Semiconductor Capital
Equipment
12x processing needs outpace 4x
mainstream computing
•
Wireless Communications
Infrastructure
Industry emerging from downturn
Strong time-to-market demands for
new solutions
Push for platform standardization
$1.5 Billion Market Opportunity
in 2010

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

DBU Growth Drivers
•
DoD transformation/ISR
initiative
•
Expansion to lower
echelons, smaller platforms
•
Image & data exploitation
•
Software radio/data links
•
Smart weapons
$3 Billion Market Opportunity
in 2010

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Fiscal Year 2006 Guidance
Fiscal Year Ending June 30, 2006
Revenues ($M) $275-285
Gross Margin 64-65%
      GAAP  Non-GAAP
Operating Income 6% 12%
EPS $0.50-0.55 $1.00-1.05
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, October 20, 2005 Q1 earnings press release
•
Impact of equity-based compensation costs related to
FAS 123(R), amortization of purchased intangibles, and
in-process R&D charges excluded from Non-GAAP

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Q2 Fiscal 2006 Guidance
Quarter Ending December 31, 2005
Revenues ($M) $61-64
      GAAP  Non-GAAP
Operating Income     ---     4%
EPS $(0.02)-0.00 $0.08-0.10
•
Impact of equity-based compensation costs related to FAS
123(R), amortization of purchased intangibles, and in-
process R&D charges excluded from Non-GAAP
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, October 20, 2005 Q1 earnings press release

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

FY04 FY05
Guidance
FY06
Timeless
Business Model
Revenue
100% 100% 100%
100%
Gross Margin
67% 66% 64-65%
66-67%
SG&A
30% 29%
29-30%
R&D
21% 20%
20-21%
Income from Operations
17% 17% 12%
16-18%
Timeless Business Model
Notes:
FY06 non-GAAP guidance per October 20, 2005 Q1 earnings call
FY06 GAAP income from operations 6%

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Focus on Working Capital
Inventory Turns
3.8
4.9
6.9
5.4
8
2002 2003 2004 2005 Model
•
Supply chain investment
Competitive advantage
for Mercury and
customers
•
Customer satisfaction
DSO target 45 days
Days Sales Outstanding
45
50
51
43
64
2002 2003 2004 2005 Model

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 70 $M $15.9 $50.5 $25.9 $38.0 $26.6 $20.3 $10.2 $44.3 F2002 F2003 F2004 F2005 Operating Cash Flow Free Cash Flow Cash Generation

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Strong Balance Sheet
Historically strong
balance sheet
Supports open
innovation growth
agenda
(Quarter ended September 30, 2005)
Cash and Equivalents $171
Total Current Assets $182
Total Assets $393
Total Debt $136
Total Liabilities $190
Stockholders’ Equity $203
*
* Includes $125 million convertible senior notes offering

© 2005 Mercury Computer Systems, Inc. 72 Solid Operating Model • Healthy operating margins • Focus on working capital • Deliver consistent cash flow • Leverage strong balance sheet

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Sustain a 25% or better long-term revenue
growth rate
MRCY Summary
•
Strong competitive position in attractive and
growing markets
•
Leverage technology investments across multiple
applications in diverse markets
Defense and Commercial
•
Straightforward operating model and financial
structure
•
Strong balance sheet, operating cash flow with
significant financing flexibility
•
Open innovation strategy through partnerships and
acquisitions enhances capability to deliver solutions
across target markets